                        SEMIANNUAL REPORT / JUNE 30 2001

                            AIM GLOBAL UTILITIES FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

              TULIP FIELDS AND WINDMILL IN HOLLAND BY CLAUDE MONET

       STANDING TALL AGAINST THE HORIZON WITH SAILS WHIRLING IN THE AIR,

         WINDMILLS HAVE PLAYED AN IMPORTANT PART IN THE HISTORICAL AND

        ECONOMIC DEVELOPMENT OF CIVILIZATION THROUGH THE CENTURIES. LIKE

        THEIR PREDECESSORS, TODAY'S NETWORK OF GLOBAL UTILITIES ENABLES

                          OUR CONTINUING ADVANCEMENT.

                     -------------------------------------

AIM Global Utilities Fund is for shareholders who seek a high total return through a portfolio composed primarily of common and preferred stocks of domestic and foreign public utility companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 6/30/01 are as follows. Class A shares, ten years, 11.25%; five years, 10.94%; one year, -23.74%. Class B shares, inception (9/1/93), 8.42%; five years, 11.10%; one year, -23.45%. Class C shares, inception (8/4/97), 9.22%; one year, -20.61%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE(R)) is a group of foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Past performance cannot guarantee comparable future results. Due to recent significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Call your financial advisor for more current performance.

       AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
     GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                            AIM GLOBAL UTILITIES FUND


                     Dear Fellow Shareholder:

                     Equity markets continued to be difficult and quite volatile
[PHOTO OF            during the six months ended June 30, 2001, the period
ROBERT H.            covered by this report. Major indexes, both foreign and
GRAHAM]              domestic, posted negative returns, with the technology
                     sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns. The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                     have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                     However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                           AIM GLOBAL UTILITIES FUND

                     -------------------------------------

                        THE FUNDAMENTALS REMAINED QUITE

                             SOLID AMONG UTILITIES.

                     -------------------------------------


FUND'S PERFORMANCE DIMMED BY GLOBAL MARKET WOES

STOCK MARKETS WORLDWIDE HAVE PRESENTED DISAPPOINTING RESULTS. HOW DID AIM GLOBAL UTILITIES FUND PERFORM?
As the downturn in the global economy depressed corporate earnings, the fund was not immune to the effects. For the six-month reporting period ended June 30, 2001, total returns for the fund's Class A, Class B and Class C shares (excluding sales charges) were -12.95%, -13.29% and -13.26%, respectively. Most of the decline occurred during the first quarter, with a rebound in the second quarter recouping part of the loss.

WHAT WAS CAUSING THE ECONOMIC DOWNTURN?
Though most such events result from declines in consumer spending, many analysts called this one a "business-led slowdown." Many businesses, after making large capital investments in technology during the preceding boom, discovered they had outpaced demand. Declining sales forced production cuts, which led to layoff announcements and reduced corporate earnings. High energy prices further hampered growth throughout the period but began to decline toward the end, partly in response to decreased demand.

THE FED CUT INTEREST RATES--WHAT WAS THAT SUPPOSED TO DO?
In view of last fall's abrupt economic deceleration, the U.S. Federal Reserve Board (the Fed) responded in January by cutting the federal funds rate to revive growth. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy. In all, the Fed made an unprecedented six cuts in six months, reducing the target federal funds rate 275 basis points--from 6.50% on December 31 to 3.75% on June 30. It is not considered surprising that the economic impact to date has been minimal, because rate cuts have historically taken six to 12 months to produce significant effects.

WHAT EFFECT HAS THE SLOWING ECONOMY HAD ON STOCK MARKETS?
As increasing numbers of firms announced that their earnings would not meet expectations, their stock prices typically lost value, causing declines in stock indexes worldwide. The January rate cuts prompted a short-lived stock market rally, but investors drew back in February and March as profit warnings mounted. After another rally in April, stocks backed down a bit in May and June.

WHAT ABOUT OVERSEAS MARKETS?
While economies worldwide faced slower growth, lower corporate earnings and compressed stock valuations, the degree varied by region. Annualized U.S. first-quarter GDP was an anemic 1.3%. The slowdown began a bit later in Europe than in the United States. The European Central Bank did not find it advisable to cut interest rates until May 10, and then cut them only a quarter point. Asia outperformed Europe, though Japan had more serious economic problems than the region as a whole. The MSCI Europe, Australasia, Far East Index (EAFE), representing a large group of international stocks, showed a drop of -13.7% in the first quarter, but braked its descent to a second-quarter decline of only -1.32% (in U.S. dollars).

HOW DID ALL THIS AFFECT UTILITIES?
As other businesses underwent cutbacks, demand for utilities contracted, reducing earnings. Investors' confidence in the sector was shaken by an acrimonious confrontation in California over who was responsible for the state's "rolling blackouts." There and elsewhere, demand for electrical power has climbed rapidly with the increasing use of computers and other

--------------------------------------------------------------------------------
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Click on the "View Other Account Options" drop-down menu and select "eDelivery."
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--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM GLOBAL UTILITIES FUND

[IMAGE]
PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

=================================================================================================================================
TOP 10 HOLDINGS                            TOP 10 COUNTRIES                     TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------------------------
 1 SBC Communications Inc.           3.9%   1 United States of America   77.2%   1  Electric Utilities                      42.6%
 2 Allegheny Energy, Inc.            3.7    2 United Kingdom              5.6    2  Integrated Telecommunication Services   16.0
 3 Pinnacle West Capital Corp.       3.5    3 Spain                       2.1    3  Multi-Utilities                         13.5
 4 Dynegy Inc.--Class A              3.4    4 Canada                      1.7    4  Gas Utilities                            8.1
 5 Exelon Corp.                      3.2    5 France                      1.6    5  Wireless Telecommunication Services      2.0
 6 NiSource Inc.                     3.1    6 Italy                       1.3    6  Integrated Oil & Gas                     1.4
 7 Constellation Energy Group, Inc.  3.1    7 Japan                       0.8    7  Broadcasting & Cable TV                  1.3
 8 Duke Energy Corp.                 2.9    8 Brazil                      0.7    8  Oil & Gas Exploration & Production       1.3
 9 FPL Group, Inc.                   2.8    9 Germany                     0.7    9  Telecommunications Equipment             1.3
10 Energy East Corp.                 2.7   10 Finland                     0.5   10  Application Software                     1.0

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=================================================================================================================================

                     -------------------------------------

                           POSITIONS WERE INCREASED IN

                        INDUSTRIES THAT HAD SHOWN RECENT

                               EARNINGS STRENGTH.

                     -------------------------------------

electronic equipment. When a lingering drought cut hydroelectric generating capacity in the western United States, power shortages hit a critical level, and the ensuing clamor over steep price hikes raised the specter of price controls. Independent power generators appear to be the state's best hope for averting blackouts this summer.

HOW DID YOU MANAGE THE FUND IN RESPONSE TO THESE CONDITIONS?
The fundamentals remained quite solid among utilities, but the period was a challenging one for the fund. Investors were risk-averse and value investing predominated, putting the fund's growth-oriented GARP strategy out of favor. The April rally in growth stocks helped the fund, but earnings lagged in June, when spot prices for electricity declined with seasonal temperature changes. Performance was hampered by a valuation decline in stocks with higher P/E ratios, as investors moved toward lower-P/E stocks.
    The fund made only moderate adjustments to its holdings during the period. Positions were increased in industries that had shown recent earnings strength, as electric utilities, gas utilities and multi-utilities. Investments in energy were primarily in natural gas related companies. The fund reduced its positions in telephone equipment and semiconductors, where fundamentals had deteriorated. However, wireless and integrated telecommunication services remained significant, as did broadcasting and cable TV.

WHAT ARE SOME HOLDINGS THAT CONTRIBUTED POSITIVELY TO PERFORMANCE? A sampling includes:

o Dynegy, a holding company with subsidiaries that market electricity, natural gas, coal, and other energy products in North America, the United Kingdom, and continental Europe;
o NiSource, a multi-utility which distributes electricity, natural gas and water in the midwestern and northeastern United States;
o Duke Energy, a leading U.S. marketer of electricity and gas, with additional plants and pipelines in Australia and Latin America.

HOW DID CONDITIONS STAND AT THE END OF THE PERIOD?
The market downturn had proved to be more persistent than many had expected, but there were reasons for optimism. U.S. gross domestic product, the broadest measure of the nation's economy, continued to grow during the second quarter, though very slowly. Inflation remained low, and the Fed's rate cuts had signaled that it was ready to move aggressively to keep markets and the economy afloat. Historically, this has been a catalyst to reinvigorate the economy, though it usually takes six to 12 months for the benefits of such rate cuts to trickle down to the average consumer.
    It is difficult to predict how markets will behave, but despite economic bumpiness and the market's short-term fluctuations, fund managers believe that the utility sector remains an area of growth that will prove its value over the long term. Meanwhile, we believe the market's downturn presents significant buying opportunities for the long-term investor.


          See important fund and index disclosures inside front cover.

                            AIM GLOBAL UTILITIES FUND


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                [IMAGE OF LOCK]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                           AIM GLOBAL UTILITIES FUND

FACTORS INFLUENCING DECISIONS TO RAISE, LOWER INTEREST RATES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

                                   [GRAPHIC]

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

                                   [GRAPHIC]

HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

                                   [GRAPHIC]

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

                                   [GRAPHIC]

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

                                   [GRAPHIC]

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy. As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC STOCKS-73.09%

APPLICATION SOFTWARE-0.18%

Henry (Jack) & Associates, Inc.                    21,700   $    672,700
========================================================================

BROADCASTING & CABLE TV-1.32%

General Motors Corp.-Class H(a)                    58,500      1,184,625
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           88,100      3,768,918
========================================================================
                                                               4,953,543
========================================================================

CONSTRUCTION & ENGINEERING-0.72%

Quanta Services, Inc.(a)                          122,200      2,693,288
========================================================================

DIVERSIFIED METALS & MINING-0.53%

Peabody Energy Corp.(a)                            61,000      1,997,750
========================================================================

ELECTRIC UTILITIES-35.33%

AES Corp. (The)(a)                                145,800      6,276,690
------------------------------------------------------------------------
Allegheny Energy, Inc.                            286,000     13,799,500
------------------------------------------------------------------------
Calpine Corp.(a)                                   82,000      3,099,600
------------------------------------------------------------------------
Constellation Energy Group, Inc.                  268,000     11,416,800
------------------------------------------------------------------------
DTE Energy Co.                                    172,000      7,987,680
------------------------------------------------------------------------
Duke Energy Corp.                                 282,000     11,000,820
------------------------------------------------------------------------
Edison International(a)                           216,000      2,408,400
------------------------------------------------------------------------
Exelon Corp.                                      185,000     11,862,200
------------------------------------------------------------------------
FPL Group, Inc.                                   175,000     10,536,750
------------------------------------------------------------------------
Mirant Corp.(a)                                   161,850      5,567,640
------------------------------------------------------------------------
Montana Power Co. (The)(a)                        141,100      1,636,760
------------------------------------------------------------------------
Niagara Mohawk Holdings Inc.(a)                   510,300      9,027,207
------------------------------------------------------------------------
NRG Energy, Inc.(a)                               283,300      6,255,264
------------------------------------------------------------------------
PG&E Corp.(a)                                     170,000      1,904,000
------------------------------------------------------------------------
Pinnacle West Capital Corp.                       273,600     12,968,640
------------------------------------------------------------------------
Public Service Enterprise Group Inc.               43,000      2,102,700
------------------------------------------------------------------------
Reliant Energy, Inc.                              163,000      5,250,230
------------------------------------------------------------------------
Reliant Resources, Inc.(a)                         56,000      1,383,200
------------------------------------------------------------------------
Southern Co. (The)                                 62,500      1,453,125
------------------------------------------------------------------------
Xcel Energy, Inc.                                 226,000      6,429,700
========================================================================
                                                             132,366,906
========================================================================

GAS UTILITIES-6.20%

El Paso Corp.                                      72,900      3,830,166
------------------------------------------------------------------------
El Paso Energy Cap Trust I-$2.38 Conv. Pfd.        74,500      4,898,375
------------------------------------------------------------------------
KeySpan Corp.                                      75,000      2,736,000
------------------------------------------------------------------------
NiSource Inc.                                     431,000     11,779,230
========================================================================
                                                              23,243,771
========================================================================

HEAVY ELECTRICAL EQUIPMENT-0.62%

Active Power, Inc.(a)                              65,500      1,092,540
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
HEAVY ELECTRICAL EQUIPMENT-(CONTINUED)

Global Power Equipment Group Inc.(a)               42,400   $  1,242,320
========================================================================
                                                               2,334,860
========================================================================

INTEGRATED OIL & GAS-0.88%

Chevron Corp.                                      36,500      3,303,250
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-12.45%

BellSouth Corp.                                   181,000      7,288,870
------------------------------------------------------------------------
Broadwing Inc.(a)                                 383,344      9,372,761
------------------------------------------------------------------------
McLeodUSA Inc.-Class A(a)                         395,400      1,814,886
------------------------------------------------------------------------
Qwest Communications International Inc.           152,100      4,847,427
------------------------------------------------------------------------
SBC Communications Inc.                           366,693     14,689,721
------------------------------------------------------------------------
Time Warner Telecom Inc.-Class A(a)                68,700      2,302,824
------------------------------------------------------------------------
Verizon Communications Inc.                       118,462      6,337,717
========================================================================
                                                              46,654,206
========================================================================

INTERNET SOFTWARE & SERVICES-0.31%

Openwave Systems Inc.(a)                           33,600      1,165,920
========================================================================

MULTI-UTILITIES-10.92%

Aquila, Inc.(a)                                    68,200      1,681,130
------------------------------------------------------------------------
Dynegy Inc.-Class A                               272,000     12,648,000
------------------------------------------------------------------------
Energy East Corp.                                 475,200      9,936,432
------------------------------------------------------------------------
Enron Corp.                                       100,200      4,909,800
------------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd.          30,600      2,203,200
------------------------------------------------------------------------
Williams Cos., Inc. (The)                         289,200      9,529,140
========================================================================
                                                              40,907,702
========================================================================

NETWORKING EQUIPMENT-0.54%

Cisco Systems, Inc.(a)                             70,700      1,286,740
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                          23,700        737,070
========================================================================
                                                               2,023,810
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.51%

BJ Services Co.(a)                                 67,000      1,901,460
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.29%

Anadarko Petroleum Corp.                           39,800      2,150,394
------------------------------------------------------------------------
Apache Corp.                                       52,700      2,674,525
========================================================================
                                                               4,824,919
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.63%

Comverse Technology, Inc.(a)                       19,000      1,094,780
------------------------------------------------------------------------
JDS Uniphase Corp.(a)                              99,900      1,248,750
========================================================================
                                                               2,343,530
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

WIRELESS TELECOMMUNICATION SERVICES-0.66%

MediaOne Group, Inc.-$3.04 Conv. Pfd.              29,200   $    785,480
------------------------------------------------------------------------
Western Wireless Corp.-Class A(a)                  39,700      1,707,100
========================================================================
                                                               2,492,580
========================================================================
    Total Domestic Stocks (Cost $218,641,818)                273,880,195
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-13.67%

BRAZIL-0.74%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                            370,000      2,778,700
========================================================================

CANADA-1.24%

Nortel Networks Corp. (Telecommunications
  Equipment)                                       53,500        486,315
------------------------------------------------------------------------
TELUS Corp. (Integrated Telecommunication
  Services)                                        55,382      1,247,490
------------------------------------------------------------------------
TELUS Corp.-Class A (Integrated
  Telecommunication Services)                      18,460        400,739
------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)             106,300      2,502,302
========================================================================
                                                               4,636,846
========================================================================

FINLAND-0.49%

Nokia Oyj-ADR (Telecommunications Equipment)       83,100      1,831,524
========================================================================

FRANCE-1.60%

Suez S.A. (Multi-Utilities)                       124,500      4,009,996
------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)           14,000      1,962,703
========================================================================
                                                               5,972,699
========================================================================

GERMANY-0.70%

E.On A.G. (Electric Utilities)                     50,560      2,631,276
========================================================================

ITALY-1.29%

ACEA S.p.A. (Multi-Utilities)                     388,800      2,916,490
------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                     400,400      1,914,098
========================================================================
                                                               4,830,588
========================================================================

JAPAN-0.83%

NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)                                           179      3,114,416
========================================================================

SOUTH KOREA-0.46%

Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                      77,800      1,710,044
========================================================================

SPAIN-2.14%

Endesa, S.A. (Electric Utilities)                 227,000      3,624,914
------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  355,838      4,391,417
========================================================================
                                                               8,016,331
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

UNITED KINGDOM-4.18%

Amdocs Ltd. (Application Software)(a)              55,700   $  2,999,445
------------------------------------------------------------------------
Kelda Group PLC (Water Utilities)                 538,407      2,957,130
------------------------------------------------------------------------
National Grid Group PLC (Electric Utilities)      131,526        970,595
------------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)           711,850      5,243,066
------------------------------------------------------------------------
United Utilities PLC (Multi-Utilities)            151,936      1,441,098
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                     930,665      2,064,282
========================================================================
                                                              15,675,616
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $57,539,755)                            51,198,040
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. DOLLAR DENOMINATED BONDS & NOTES-4.14%

COMPUTER HARDWARE-0.23%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $4,556,330)(b)(c)(d)                         $4,866,000        875,880
========================================================================

ELECTRIC UTILITIES-1.78%

AES Corp. (The), Sr. Unsec. Sub. Notes,
  10.25%, 07/15/06                              1,000,000      1,010,000
------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 10/16/00; Cost $5,422,184)(b)       5,730,000      5,644,107
========================================================================
                                                               6,654,107
========================================================================

GAS UTILITIES-1.26%

Limestone Electron Trust, Sr. Notes, 8.63%,
  03/15/03 (Acquired 03/15/00; Cost
  $4,550,000)(b)                                4,550,000      4,728,860
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.52%

AT&T Corp., Unsec. Notes, 7.75%, 03/01/07       1,850,000      1,945,664
========================================================================

MULTI-UTILITIES-0.35%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18   1,400,000      1,315,566
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $18,847,949)                                15,520,077
========================================================================

                                               PRINCIPAL
                                               AMOUNT(e)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-1.85%

CANADA-0.43%

Teleglobe Canada Inc. (Integrated
  Telecommunication Services), Unsec. Deb.,
  8.35%, 06/20/03                   CAD         2,400,000      1,629,133
========================================================================

UNITED KINGDOM-1.42%

National Grid Co. PLC (Electric Utilities),
  Conv. Bonds, 4.25%, 02/17/08 (Acquired
  02/05/98; Cost $4,574,700)(b) GBP             2,760,000      5,302,131
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $6,372,034)                                  6,931,264
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-6.57%

STIC Liquid Assets Portfolio(f)                12,310,642   $ 12,310,642
------------------------------------------------------------------------
STIC Prime Portfolio(f)                        12,310,642   $ 12,310,642
========================================================================
    Total Money Market Funds (Cost
      $24,621,284)                                            24,621,284
========================================================================
TOTAL INVESTMENTS-99.32% (Cost $326,022,840)                 372,150,860
========================================================================
OTHER ASSETS LESS LIABILITIES-0.68%                            2,558,071
========================================================================
NET ASSETS-100.00%                                          $374,708,931
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
CAD     - Canadian Dollars
Conv.   - Convertible
Deb.    - Debentures
GBP     - British Pound Sterling
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 06/30/01 was $16,550,978, which represented 4.42% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $326,022,840)*                                $372,150,860
------------------------------------------------------------
Foreign currencies, at value (cost $1,909,738)     1,911,135
------------------------------------------------------------
Receivables for:
  Investments sold                                    86,997
------------------------------------------------------------
  Fund shares sold                                   412,233
------------------------------------------------------------
  Dividends and interest                           1,019,087
------------------------------------------------------------
Investment for deferred compensation plan             43,755
------------------------------------------------------------
Collateral for securities loaned                  43,681,038
------------------------------------------------------------
Other assets                                          26,262
============================================================
    Total assets                                 419,331,367
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             484,260
------------------------------------------------------------
  Dividends                                              146
------------------------------------------------------------
  Deferred compensation plan                          43,755
------------------------------------------------------------
  Collateral upon return of securities loaned     43,681,038
------------------------------------------------------------
Accrued distribution fees                            345,959
------------------------------------------------------------
Accrued trustees' fees                                 1,311
------------------------------------------------------------
Accrued transfer agent fees                           13,362
------------------------------------------------------------
Accrued operating expenses                            52,605
============================================================
    Total liabilities                             44,622,436
============================================================
Net assets applicable to shares outstanding     $374,708,931
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $223,568,392
____________________________________________________________
============================================================
Class B                                         $135,530,882
____________________________________________________________
============================================================
Class C                                         $ 15,609,657
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           11,521,561
____________________________________________________________
============================================================
Class B                                            7,003,890
____________________________________________________________
============================================================
Class C                                              807,158
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      19.40
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.40 divided by
      94.50%)                                   $      20.53
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      19.35
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      19.34
____________________________________________________________
============================================================

* At June 30, 2001, securities with an aggregate market value of $43,252,862 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $87,339)                                      $  3,618,872
------------------------------------------------------------
Dividends from affiliated money market funds         759,140
------------------------------------------------------------
Interest                                             741,956
------------------------------------------------------------
Security lending income                               14,334
============================================================
    Total investment income                        5,134,302
============================================================

EXPENSES:

Advisory fees                                      1,122,768
------------------------------------------------------------
Administrative services fees                          50,861
------------------------------------------------------------
Custodian fees                                        39,472
------------------------------------------------------------
Distribution fees -- Class A                         305,205
------------------------------------------------------------
Distribution fees -- Class B                         738,566
------------------------------------------------------------
Distribution fees -- Class C                          84,140
------------------------------------------------------------
Transfer agent fees -- Class A                       157,394
------------------------------------------------------------
Transfer agent fees -- Class B                       102,897
------------------------------------------------------------
Transfer agent fees -- Class C                        11,723
------------------------------------------------------------
Trustees' fees                                         6,449
------------------------------------------------------------
Other                                                101,594
============================================================
    Total expenses                                 2,721,069
============================================================
Less: Expenses paid indirectly                        (4,162)
============================================================
    Net expenses                                   2,716,907
============================================================
Net investment income                              2,417,395
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            2,567,293
------------------------------------------------------------
  Foreign currencies                                (108,508)
------------------------------------------------------------
  Option contracts written                           226,433
============================================================
                                                   2,685,218
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (62,661,666)
------------------------------------------------------------
  Foreign currencies                                 (13,383)
============================================================
                                                 (62,675,049)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (59,989,831)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(57,572,436)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  2,417,395    $  4,203,120
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              2,685,218      45,142,732
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies              (62,675,049)    (68,125,918)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (57,572,436)    (18,780,066)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,681,740)     (2,905,816)
------------------------------------------------------------------------------------------
  Class B                                                         (460,493)       (587,054)
------------------------------------------------------------------------------------------
  Class C                                                          (53,107)        (56,822)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --     (28,679,886)
------------------------------------------------------------------------------------------
  Class B                                                               --     (17,296,532)
------------------------------------------------------------------------------------------
  Class C                                                               --      (1,858,159)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (7,950,038)     70,873,896
------------------------------------------------------------------------------------------
  Class B                                                       (3,688,590)     43,074,650
------------------------------------------------------------------------------------------
  Class C                                                          368,476      14,197,274
==========================================================================================
    Net increase (decrease) in net assets                      (71,037,928)     57,981,485
==========================================================================================

NET ASSETS:

  Beginning of period                                          445,746,859     387,765,374
==========================================================================================
  End of period                                               $374,708,931    $445,746,859
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $322,535,619    $333,805,771
------------------------------------------------------------------------------------------
  Undistributed net investment income                              241,486         126,568
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          5,810,536       3,125,318
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          46,121,290     108,689,202
==========================================================================================
                                                              $374,708,931    $445,746,859
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $107,137 reduction in the cost of securities and a corresponding $107,137 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
    The effect of this change in 2001 was to decrease net investment income by $7,514, increase net unrealized gains and losses by $6,178 and increase net realized gains and losses by $1,336. As a result, the net investment income per share, the net realized and unrealized gains and losses per share and the ratio of net investment income to average net assets remained unchanged.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% on the first $200 million of the Fund's average daily net assets, plus 0.50% on the next $300 million of the Fund's average daily net assets, plus 0.40% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $50,861 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $196,098 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $305,205, $738,566 and $84,140, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $50,233 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $8,023 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended June 30, 2001, the Fund paid legal fees of $1,500 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,762 and reductions in custodian fees of $400 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,162.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $43,252,862 were on loan to brokers. The loans were secured by cash collateral of $43,681,038 received by the Fund and subsequently invested in affiliated money market funds as follows: $21,840,519 in STIC Liquid Assets Portfolio and $21,840,519 in STIC Prime Portfolio. For the six months ended June 30, 2001, the Fund received fees of $14,334 for securities lending.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $32,509,087 and $50,461,651, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 78,797,157
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (32,730,602)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 46,066,555
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $326,084,305.


NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of period                    --       $      --
---------------------------------------------------------
Written                               336         226,433
---------------------------------------------------------
Expired                              (336)       (226,433)
=========================================================
End of period                          --       $      --
_________________________________________________________
=========================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                    JUNE 30, 2001               DECEMBER 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      1,061,876    $ 22,570,036     3,794,538    $106,076,315
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        591,164      12,461,287     1,986,260      53,880,447
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        149,383       3,159,214       558,391      15,179,433
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         77,264       1,528,964     1,299,861      29,276,481
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         20,081         394,838       717,979      15,980,083
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          2,421          47,753        81,046       1,800,992
======================================================================================================================
Reacquired:
  Class A                                                     (1,518,580)    (32,049,038)   (2,334,702)    (64,478,900)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (791,868)    (16,544,715)     (998,532)    (26,785,880)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (137,069)     (2,838,491)     (104,539)     (2,783,151)
======================================================================================================================
                                                                (545,328)   $(11,270,152)    5,000,302    $128,145,820
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                         JUNE 30,        --------------------------------------------------------
                                                           2001          2000(a)     1999(a)       1998        1997        1996
                                                     ----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period                     $  22.45        $  26.08    $  21.01    $  19.26    $  16.01    $  14.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.15(b)         0.33        0.38        0.48        0.47        0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         (3.05)          (1.00)       6.60        2.53        3.26        1.43
=================================================================================================================================
    Total from investment operations                        (2.90)          (0.67)       6.98        3.01        3.73        1.98
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.15)          (0.28)      (0.35)      (0.46)      (0.47)      (0.56)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --           (2.68)      (1.56)      (0.80)      (0.01)         --
=================================================================================================================================
    Total distributions                                     (0.15)          (2.96)      (1.91)      (1.26)      (0.48)      (0.56)
=================================================================================================================================
Net asset value, end of period                           $  19.40        $  22.45    $  26.08    $  21.01    $  19.26    $  16.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (12.95)%         (2.54)%     34.15%      16.01%      23.70%      13.88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $223,568        $267,200    $238,432    $196,665    $179,456    $164,001
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.03%(d)        1.03%       1.10%       1.06%       1.13%       1.17%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                     1.44%(b)(d)     1.23%       1.69%       2.39%       2.79%       3.62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         8%             52%         37%         38%         26%         48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.15 and the ratio of net investment income to average net assets would have been 1.44%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $246,187,277.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                           JUNE 30,        ------------------------------------------------------
                                                             2001          2000(a)     1999(a)       1998       1997       1996
                                                       ----------------    --------    --------    --------    -------    -------
Net asset value, beginning of period                       $  22.38        $  26.03    $  20.98    $  19.24    $ 16.01    $ 14.60
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.07(b)         0.13        0.21        0.33       0.34       0.42
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (3.03)          (1.01)       6.59        2.53       3.25       1.44
=================================================================================================================================
    Total from investment operations                          (2.96)          (0.88)       6.80        2.86       3.59       1.86
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.07)          (0.09)      (0.19)      (0.32)     (0.35)     (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --           (2.68)      (1.56)      (0.80)     (0.01)        --
=================================================================================================================================
    Total distributions                                       (0.07)          (2.77)      (1.75)      (1.12)     (0.36)     (0.45)
=================================================================================================================================
Net asset value, end of period                             $  19.35        $  22.38    $  26.03    $  20.98    $ 19.24    $ 16.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              (13.25)%         (3.28)%     33.16%      15.14%     22.74%     12.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $135,531        $160,820    $142,632    $111,866    $94,227    $79,530
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.79%(d)        1.80%       1.84%       1.81%      1.91%      1.96%
=================================================================================================================================
Ratio of net investment income to average net assets           0.68%(b)(d)     0.46%       0.95%       1.64%      2.01%      2.83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           8%             52%         37%         38%        26%        48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.68%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $148,937,342.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                                                  AUGUST 4, 1997
                                                                                                                   (DATE SALES
                                                              SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,       COMMENCED) TO
                                                                  JUNE 30,        ----------------------------     DECEMBER 31,
                                                                    2001          2000(a)    1999(a)     1998          1997
                                                              ----------------    -------    -------    ------    --------------
Net asset value, beginning of period                              $ 22.37         $ 26.02    $20.97     $19.24        $17.67
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.07(b)         0.13      0.21       0.33          0.13
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (3.03)          (1.01)     6.59       2.52          1.58
================================================================================================================================
    Total from investment operations                                (2.96)          (0.88)     6.80       2.85          1.71
================================================================================================================================
Less distributions:
  Dividends from net investment income                              (0.07)          (0.09)    (0.19)     (0.32)        (0.13)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --           (2.68)    (1.56)     (0.80)        (0.01)
================================================================================================================================
    Total distributions                                             (0.07)          (2.77)    (1.75)     (1.12)        (0.14)
================================================================================================================================
Net asset value, end of period                                    $ 19.34         $ 22.37    $26.02     $20.97        $19.24
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                    (13.26)%         (3.28)%   33.18%     15.09%         9.74%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $15,610         $17,727    $6,702     $2,994        $1,183
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                              1.79%(d)        1.80%     1.84%      1.81%         1.90%(e)
================================================================================================================================
Ratio of net investment income to average net assets                 0.68%(b)(d)     0.46%     0.95%      1.64%         2.02%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                                 8%             52%       37%        38%           26%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.68%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $16,967,557.
(e)  Annualized.


BOARD OF TRUSTEES                                     OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                      Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer       Chairman and President                  Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                      Carol F. Relihan
Bruce L. Crockett                                     Senior Vice President and Secretary     INVESTMENT ADVISOR
Director,
ACE Limited;                                          Gary T. Crum                            A I M Advisors, Inc.
Formerly, Director, President and                     Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                    Dana R. Sutton                          Houston, TX 77046
                                                      Vice President and Treasurer
Owen Daly II                                                                                  TRANSFER AGENT
Formerly, Director,                                   Robert G. Alley
Cortland Trust, Inc.                                  Vice President                          A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Albert R. Dowden                                      Stuart W. Coco                          Houston, TX 77210-4739
Chairman, Cortland Trust, Inc.                        Vice President
and DHJ Media, Inc.; and                                                                      CUSTODIAN
Director, Magellan Insurance Company                  Melville B. Cox
                                                      Vice President                          State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                            225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;        Karen Dunn Kelley                       Boston, MA 02110
Vice Chairman, President                              Vice President
and Chief Operating Officer                                                                   COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and              Edgar M. Larsen
President, Mercantile Bankshares                      Vice President                          Ballard Spahr
                                                                                              Andrews & Ingersoll, LLP
Jack M. Fields                                        Mary J. Benson                          1735 Market Street
Chief Executive Officer,                              Assistant Vice President and            Philadelphia, PA 19103
Twenty First Century Group, Inc.;                     Assistant Treasurer
Formerly Member of the U.S. House of                                                          COUNSEL TO THE TRUSTEES
Representatives                                       Sheri Morris
                                                      Assistant Vice President and            Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                       Assistant Treasurer                     919 Third Avenue
Partner,                                                                                      New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                              DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                   A I M Distributors, Inc.
Harvard University Graduate                                                                   11 Greenway Plaza
School of Education, New School University.                                                   Suite 100
Formerly Chief Executive Officer,                                                             Houston, TX 77046
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS


     DOMESTIC EQUITY FUNDS                    INTERNATIONAL/GLOBAL EQUITY FUNDS        A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry
        MORE AGGRESSIVE                                MORE AGGRESSIVE                 since 1976 and managed approximately
                                                                                       $171 billion in assets for 9.5 million
AIM Small Cap Opportunities(1)               AIM Latin American Growth(7)              shareholders, including individual
AIM Mid Cap Opportunities(1)                 AIM Developing Markets                    investors, corporate clients and
AIM Large Cap Opportunities(2)               AIM European Small Company                financial institutions, as of June 30,
AIM Emerging Growth                          AIM Asian Growth                          2001.
AIM Small Cap Growth                         AIM Japan Growth(8)                           The AIM Family of Funds--Registered
AIM Aggressive Growth                        AIM International Emerging Growth         Trademark-- is distributed nationwide, and
AIM Mid Cap Growth                           AIM European Development                  AIM today is the seventh-largest mutual
AIM Small Cap Equity                         AIM Euroland Growth                       fund complex in the United States in
AIM Capital Development                      AIM Global Aggressive Growth              assets under management, according to
AIM Constellation                            AIM International Equity                  Strategic Insight, an independent mutual
AIM Dent Demographic Trends                  AIM International Value(4)                fund monitor.
AIM Select Equity(3)                         AIM Worldwide Spectrum                        AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                         AIM Global Trends                         one of the world's largest independent
AIM Weingarten                               AIM Global Growth                         financial services companies with $408
AIM Mid Cap Equity                                                                     billion in assets under management as of
AIM Value II                                          MORE CONSERVATIVE                June 30, 2001.
AIM Charter
AIM Value                                            SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                        MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                 AIM New Technology
AIM Advisor Flex(6)                          AIM Global Telecommunications and Technology
                                             AIM Global Infrastructure
       MORE CONSERVATIVE                     AIM Global Resources
                                             AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Global Consumer Products and Services(7)
                                             AIM Real Estate(5)
                                             AIM Global Utilities

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

         MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                           MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GLU-SAR-1

A I M Distributors, Inc.